EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL
FINANCIAL OFFICER OF CASSIDY VENTURES INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Cassidy Ventures Inc. for the quarter ended March 31, 2015, the undersigned, William Drury, Secretary and Treasurer of Cassidy Ventures Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	such Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)

the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 fairly presents, in all material respects, the financial condition and results of operations of Cassidy Ventures Inc.

Date: July 21, 2015	By:	/s/ William Drury
Secretary and Treasurer
(principal executive officer, principal accounting officer and principal financial officer)